[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                                  RALI Series 2006-QS12 Class II A5

CREDIT SUISSE INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

                                                                           September 2006

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QS12 Trust

External ID: 53148598N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS DEUTSCHE BANK TRUST
COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER THE
POOLING AND SERVICING AGREEMENT IN RESPECT OF RALI 2006-QS12 TRUST.

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September  2006 as amended and  supplemented  from time to time (the  "Agreement"),  between you and
         us. All  provisions  contained in the  Agreement  govern this  Confirmation  except as expressly  modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  31,550,000,  subject to  amortization as set out in the
                                                       Additional Terms

                  Trade Date:                          September 2006

                  Effective Date:                      September 2006

                  Termination Date:                    April 2018 subject to  adjustment
                                                       in accordance  with the Following  Business Day  Convention, using No Adjustment to Period End Date.

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        September   2006,   subject   to
                                                       adjustment  in accordance  with the  Following  Business Day
                                                       Convention

                  Fixed Amount:                        USD 158,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The     25th    of     each     month,     commencing     on
                                                       October 2006,  and ending on the
                                                       Termination  Date,  inclusive,   subject  to  adjustment  in
                                                       accordance  with  the  Following  Business  Day  Convention, using No Adjustment to Period End Dates.

                  Floating Rate Payer
                  Payment Dates:                       One  Business Day prior to each  Floating  Rate Payer Period
                                                       End Date

                  Cap Rate:                            6.00%

                  Initial Calculation Period:          From  and  including September
                                                       2006  up  to  but   excluding   the   Period   End  Date  on
                                                       October 2006

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 9.25%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable

         Business Day:                                 New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Deutsche Bank National Trust Company
                                                       ABA Number: 2003021-001-003
                                                       Account Number: 01419663
                                                       Account Name: NYLTD Funds Control - Stars West
                                                       Ref: RALI 2006-QS12

4.       Trustee  Capacity.   It  is  expressly  understood  and  agreed  by  the  parties  hereto  that  (i)  this
         Confirmation  is executed and  delivered by Deutsche Bank Trust Company  Americas,  not in its  individual capacity but solely as Trustee for the Trust under the Pooling and  Servicing  Agreement,  in the exercise
         of  the  powers  and  authority   conferred  upon  and  vested  in  it   thereunder,   (ii)  each  of  the
         representations,   warranties,  covenants,  undertakings  and  agreements  herein  made  on  the  part  of
         Counterparty  has not been made or  intended  as a  representation,  warranty,  covenant,  undertaking  or agreement by Deutsche Bank Trust Company Americas,  in its individual  capacity,  but is made and intended for the purpose of binding only the assets of the Trust  available  therefor in accordance  with the terms of the Pooling and Servicing  Agreement,  (iii) nothing  herein  contained  shall be construed as creating any  liability  on Deutsche  Bank Trust  Company  Americas,  in its  individual  capacity,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto and (iv)
         under no circumstances shall Deutsche Bank Trust Company Americas,  in its individual capacity,  be liable for the payment of any  indebtedness  or expenses of  Counterparty  or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by  Counterparty  under this
         Confirmation  or any  other  related  document,  as to all of which  recourse  shall be had  solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

5.       Fully-Paid  Party  Protected.  Notwithstanding  the  terms  of  Section  5  and  6 of  the  Agreement,  if
         Counterparty has satisfied in full all of its payment  obligations  under Section 2(a)(i) of the Agreement in respect of this  Transaction,  then unless CSIN is required  pursuant  to  appropriate  proceedings  to return to Counterparty or otherwise  returns to  Counterparty  upon demand of Counterparty  any portion of such payment,  (a) the  occurrence of an event  described in Section 5(a) of the Agreement with respect to
         Counterparty  shall not  constitute  an Event of Default or  Potential  Event of Default  with  respect to
         Counterparty  as the  Defaulting  Party and (b) CSIN shall be entitled to designate  an Early  Termination
         Date pursuant to Section 6 of the Agreement  only as a result of a Termination  Event set forth in Section
         5(b)(i),  Section  5(b)(ii),  Section  5(b)(iii)  with respect to CSIN as the  Burdened  Party and Section
         5(b)(v)  (but only the  Additional  Termination  Event set forth in Part  1(h)(1)  of the  Schedule).  For purposes of the Transaction to which this  Confirmation  relates,  Counterparty's  only  obligation  under
         Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                                                 ADDITIONAL TERMS

--------------------------------------------
CALCULATION PERIOD UP TO BUT EXCLUDING
   THE PERIOD END DATE OCCURRING ON:
--------------------------------------------
--------------------------------------------
                        NOTIONAL AMOUNT:
--------------------------------------------
-OCTOBER-2006          USD 31,550,000.00
--------------------------------------------
-NOVEMBER-2006         USD 31,362,731.23
--------------------------------------------
-DECEMBER-2006         USD 31,100,866.87
--------------------------------------------
JANUARY-2007           USD 30,765,468.00
--------------------------------------------
FEBRUARY-2007          USD 30,357,757.91
--------------------------------------------
-MARCH-2007            USD 29,879,120.17
--------------------------------------------
-APRIL-2007            USD 29,331,096.08
--------------------------------------------
MAY-2007             USD 28,715,381.48
--------------------------------------------
JUNE-2007            USD 28,033,873.95
--------------------------------------------
JULY-2007            USD 27,288,564.98
--------------------------------------------
AUGUST-2007           USD 26,481,631.60
--------------------------------------------
SEPTEMBER-2007         USD 25,619,961.09
--------------------------------------------
-OCTOBER-2007          USD 24,778,456.61
--------------------------------------------
-NOVEMBER-2007         USD 23,956,848.09
--------------------------------------------
-DECEMBER-2007         USD 23,154,853.74
--------------------------------------------
JANUARY-2008           USD 22,372,195.73
--------------------------------------------
FEBRUARY-2008          USD 21,608,600.19
--------------------------------------------
-MARCH-2008            USD 20,863,797.08
--------------------------------------------
-APRIL-2008            USD 20,137,520.20
--------------------------------------------
-MAY-2008             USD 19,429,507.13
--------------------------------------------
-JUNE-2008            USD 18,739,499.12
--------------------------------------------
-JULY-2008            USD 18,067,241.10
--------------------------------------------
AUGUST-2008           USD 17,412,481.62
--------------------------------------------
SEPTEMBER-2008         USD 16,774,972.75
--------------------------------------------
-OCTOBER-2008          USD 16,154,470.09
--------------------------------------------
NOVEMBER-2008         USD 15,550,732.70
--------------------------------------------
DECEMBER-2008         USD 14,963,523.02
--------------------------------------------
JANUARY-2009           USD 14,392,606.87
--------------------------------------------
FEBRUARY-2009          USD 13,837,753.39
--------------------------------------------
MARCH-2009            USD 13,298,734.96
--------------------------------------------
APRIL-2009            USD 12,775,327.19
--------------------------------------------
-MAY-2009             USD 12,267,308.88
--------------------------------------------
-JUNE-2009            USD 11,774,461.94
--------------------------------------------
-JULY-2009            USD 11,296,571.37
--------------------------------------------
AUGUST-2009           USD 10,833,425.20
--------------------------------------------
SEPTEMBER-2009         USD 10,384,814.49
--------------------------------------------
OCTOBER-2009          USD 9,950,533.22
--------------------------------------------
NOVEMBER-2009         USD 9,530,378.32
--------------------------------------------
DECEMBER-2009         USD 9,124,149.56
--------------------------------------------
JANUARY-2010           USD 8,731,649.57
--------------------------------------------
FEBRUARY-2010          USD 8,352,683.76
--------------------------------------------
MARCH-2010            USD 7,987,060.30
--------------------------------------------
APRIL-2010            USD 7,634,590.06
--------------------------------------------
-MAY-2010             USD 7,295,086.62
--------------------------------------------
-JUNE-2010            USD 6,968,366.16
--------------------------------------------
-JULY-2010            USD 6,654,247.50
--------------------------------------------
5-AUGUST-2010           USD 6,352,551.99
--------------------------------------------
-SEPTEMBER-2010         USD 6,063,103.53
--------------------------------------------
5-OCTOBER-2010          USD 5,785,728.52
--------------------------------------------
5-NOVEMBER-2010         USD 5,520,255.80
--------------------------------------------
5-DECEMBER-2010         USD 5,266,516.65
--------------------------------------------
-JANUARY-2011           USD 5,024,344.73
--------------------------------------------
-FEBRUARY-2011          USD 4,793,576.05
--------------------------------------------
-MARCH-2011            USD 4,574,048.97
--------------------------------------------
-APRIL-2011            USD 4,365,604.11
--------------------------------------------
-MAY-2011             USD 4,168,084.36
--------------------------------------------
-JUNE-2011            USD 3,981,334.84
--------------------------------------------
-JULY-2011            USD 3,805,202.86
--------------------------------------------
-AUGUST-2011           USD 3,639,537.90
--------------------------------------------
SEPTEMBER-2011         USD 3,484,191.56
--------------------------------------------
-OCTOBER-2011          USD 3,339,017.56
--------------------------------------------
-NOVEMBER-2011         USD 3,323,889.64
--------------------------------------------
-DECEMBER-2011         USD 3,318,107.85
--------------------------------------------
JANUARY-2012           USD 3,318,053.82
--------------------------------------------
FEBRUARY-2012          USD 3,318,000.70
--------------------------------------------
-MARCH-2012            USD 3,317,948.48
--------------------------------------------
-APRIL-2012            USD 3,317,897.14
--------------------------------------------
-MAY-2012             USD 3,317,846.66
--------------------------------------------
-JUNE-2012            USD 3,317,797.04
--------------------------------------------
-JULY-2012            USD 3,317,748.26
--------------------------------------------
AUGUST-2012           USD 3,317,700.31
--------------------------------------------
SEPTEMBER-2012         USD 3,317,653.18
--------------------------------------------
-OCTOBER-2012          USD 3,317,606.85
--------------------------------------------
-NOVEMBER-2012         USD 3,317,565.11
--------------------------------------------
-DECEMBER-2012         USD 3,317,524.12
--------------------------------------------
JANUARY-2013           USD 3,317,483.86
--------------------------------------------
FEBRUARY-2013          USD 3,317,444.31
--------------------------------------------
-MARCH-2013            USD 3,317,405.48
--------------------------------------------
-APRIL-2013            USD 3,317,367.34
--------------------------------------------
-MAY-2013             USD 3,317,329.89
--------------------------------------------
-JUNE-2013            USD 3,317,293.11
--------------------------------------------
-JULY-2013            USD 3,317,257.00
--------------------------------------------
-AUGUST-2013           USD 3,317,221.55
--------------------------------------------
SEPTEMBER-2013         USD 3,317,186.74
--------------------------------------------
-OCTOBER-2013          USD 3,317,152.57
--------------------------------------------
-NOVEMBER-2013         USD 3,317,126.11
--------------------------------------------
-DECEMBER-2013         USD 3,317,100.16
--------------------------------------------
JANUARY-2014           USD 3,317,074.72
--------------------------------------------
FEBRUARY-2014          USD 3,317,049.77
--------------------------------------------
-MARCH-2014            USD 3,317,025.31
--------------------------------------------
-APRIL-2014            USD 3,317,001.32
--------------------------------------------
-MAY-2014             USD 3,316,977.81
--------------------------------------------
-JUNE-2014            USD 3,316,954.76
--------------------------------------------
-JULY-2014            USD 3,316,932.17
--------------------------------------------
AUGUST-2014           USD 3,316,910.02
--------------------------------------------
-SEPTEMBER-2014         USD 3,237,743.83
--------------------------------------------
5-OCTOBER-2014          USD 3,025,016.84
--------------------------------------------
-NOVEMBER-2014         USD 2,880,337.45
--------------------------------------------
DECEMBER-2014         USD 2,738,526.92
--------------------------------------------
JANUARY-2015           USD 2,599,535.47
--------------------------------------------
FEBRUARY-2015          USD 2,463,314.09
--------------------------------------------
-MARCH-2015            USD 2,329,814.60
--------------------------------------------
-APRIL-2015            USD 2,198,989.58
--------------------------------------------
5-MAY-2015             USD 2,070,792.38
--------------------------------------------
5-JUNE-2015            USD 1,945,177.10
--------------------------------------------
5-JULY-2015            USD 1,822,098.60
--------------------------------------------
AUGUST-2015           USD 1,701,512.46
--------------------------------------------
SEPTEMBER-2015         USD 1,583,374.98
--------------------------------------------
-OCTOBER-2015          USD 1,467,643.19
--------------------------------------------
-NOVEMBER-2015         USD 1,409,667.34
--------------------------------------------
-DECEMBER-2015         USD 1,352,534.58
--------------------------------------------
JANUARY-2016           USD 1,296,232.82
--------------------------------------------
FEBRUARY-2016          USD 1,240,750.17
--------------------------------------------
-MARCH-2016            USD 1,186,074.91
--------------------------------------------
-APRIL-2016            USD 1,132,195.47
--------------------------------------------
-MAY-2016             USD 1,079,100.45
--------------------------------------------
-JUNE-2016            USD 1,026,778.61
--------------------------------------------
-JULY-2016             USD 975,218.89
--------------------------------------------
-AUGUST-2016            USD 924,410.35
--------------------------------------------
SEPTEMBER-2016          USD 873,918.55
--------------------------------------------
-OCTOBER-2016           USD 821,934.51
--------------------------------------------
-NOVEMBER-2016          USD 770,728.38
--------------------------------------------
-DECEMBER-2016          USD 720,288.85
--------------------------------------------
JANUARY-2017            USD 670,604.77
--------------------------------------------
FEBRUARY-2017           USD 621,665.16
--------------------------------------------
-MARCH-2017             USD 573,459.19
--------------------------------------------
-APRIL-2017             USD 525,976.18
--------------------------------------------
-MAY-2017              USD 479,205.62
--------------------------------------------
-JUNE-2017             USD 433,137.13
--------------------------------------------
-JULY-2017             USD 387,760.49
--------------------------------------------
-AUGUST-2017            USD 343,065.63
--------------------------------------------
SEPTEMBER-2017          USD 299,042.62
--------------------------------------------
-OCTOBER-2017           USD 255,681.66
--------------------------------------------
-NOVEMBER-2017          USD 212,973.11
--------------------------------------------
-DECEMBER-2017          USD 170,907.46
--------------------------------------------
JANUARY-2018            USD 129,475.34
--------------------------------------------
FEBRUARY-2018            USD 88,667.50
--------------------------------------------
-MARCH-2018              USD 48,474.84
--------------------------------------------
-APRIL-2018              USD 8,888.39
--------------------------------------------

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                       Yours faithfully,

                                                       CREDIT SUISSE INTERNATIONAL

                                                             By:/s/MarisaScauzillo
                                                            Name: Marisa Scauzillo
                                                            Title: Authorized Signatory

Confirmed as of the date first written above:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
NOT IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS TRUSTEE ON BEHALF OF
THE TRUST CREATED UNDER THE
POOLING AND SERVICING AGREEMENT
IN RESPECT OF RALI SERIES 2006-QS12 TRUST

By:/s/ Amy Stoddard
     Name: Amy Stoddard
     Title: Authorized Signer